UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GRAN TIERRA ENERGY INC. 2023 Annual Meeting Vote by April 30, 2023 11:59 PM ET You invested in GRAN TIERRA ENERGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 03, 2023. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For Complete information and to vote, visit WWW.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a Control number Vote in Person at the Meeting* May 03, 2023 10:00 AM MDT Virtually via the internet at: https://web.lumiagm.com/251955864. To access the virtual meeting, refer to General Information section in proxy statement. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. GRAN TIERRA ENERGY INC. 2023 Annual Meeting Vote by April 30, 2023 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1A Peter J. Dey For 1B Gary S. Guidry For 1C Evan Hazell For 1D Robert B. Hodgins For 1E Alison Redford For 1F Ronald W. Royal For 1G Sondra Scott For 1H David P. Smith For 1I Brooke Wade For 2. Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm for 2023. For 3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement. For 4. Proposal to approve an amendment to Gran Tierra Energy Inc.’s Certificate of Incorporation to effect a reverse stock split of the Corporation’s issued common stock, par value $0.001 per share at a reverse stock split ratio of 1 for 10. For NOTE: Conduct any other business properly brought before the meeting.